RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2011
RESTRICTED NET ASSETS
22.	RESTRICTED NET ASSETS

Relevant PRC statutory laws and regulations restrict the payments of dividends by the Company's PRC subsidiaries and VIEs from their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. As described in note 19, general reserve requires annual appropriations of 10% of after-tax profit should be set aside prior to the payment of dividends. As a result of these PRC laws and regulations, the Company's PRC subsidiaries and VIEs are restricted in their ability to transfer a portion of their net assets to the Company. As of December 31, 2010 and 2011, the amounts of restricted net assets were approximately $48,600,310 and $51,505,234, respectively.